Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K/A for the period ended December 31, 2021 of Heliogen, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christiana Obiaya, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 23, 2022	By:	/s/ Christiana Obiaya
Christiana Obiaya
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)